UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 21, 2009

Rapid Link, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-22636	75-2461665

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	file number	Identification Number)

5408 N. 99th Street Omaha, Nebraska 68134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 392-7561

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant

a) Effective September 15, 2009 Rapid Link (the “Registrant”) has engaged GHP Horwath, P.C. as its independent registered public accounting firm.  During the Registrant's two most recent fiscal years and any subsequent interim period prior to the  engagement of GHP Horwath, P.C., neither the Registrant nor anyone on the Registrant's behalf consulted with GHP Horwath, P.C., regarding  either (i) the application of accounting  principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a  "disagreement" or a "reportable event."

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2009

Rapid Link, Incorporated

By:	/s/ CHRISTOPHER J. CANFIELD

Name:	Christopher J. Canfield
Title:	Chief Executive Officer and Principal Financial Officer